Prepaid and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2017
PREPAID AND OTHER CURRENT ASSETS [Abstract]
Prepaid and Other Current Assets

	As of December 31, (in thousands)
	2016	2017
Matching loans to related parties (Note 27)	$347,226	$385,782
Loans between Changyou and Sohu (Note 27)	72,281	80,326
Loans to third parties	25,494	28,544
Due from 7Road	12,509	5,344
Prepaid cost of revenue	8,535	12,579
Rental deposits	6,367	7,402
Prepaid tax	4,410	1,440
Others	8,173	6,668

Total	$484,995	$528,085